Exhibit 10.65

AMENDMENT TO THE January 28, 2000	Revised : Aug. 15, 2000
ADOBE EUROPE “DIRECT” AGREEMENT	(Original Sent : May 31, 2000)

This Amendment to the Adobe Europe “Direct” Agreement (“Agreement”) is
 between Adobe Systems Benelux B.V., a company incorporated in The Netherlands and having a place of business at Europlaza, Hoogoorddreef 54a, 1101 BE
Amsterdam ZO, The Netherlands (“Adobe”), and Sykes Europe Limited, a company incorporated in Scotland under the Companies Act with registered number and having its registered office at Nether Road, Galashiels, Selkirkshire, TD1 3HE
(hereinafter called “Sykes”). This replaces an original set sent via E-Mail on
 May 31, 2000, which cannot be traced; and adds Item 3, Expansion of Countries for
 Adobe Direct.

Adobe and Vendor agree as follows:

1.	Attachment 1. Adendum to Statement of Work encompassing Outbound Services, Version 1.1, Dated March 2000.

2.	Attachment 2: Pricing – Adobe Outbound Services, Version 1.0

3.	Attachment: Expansion of Countries to Adobe Direct program; including Pricing.

4.	Other Provisions. All other provisions of the Agreement remain in full force and effect.

ADOBE SYSTEMS BENELUX B.V.	SYKES EUROPE LIMITED

/S/	/S/

Authorized Signature	Authorized Signature

H. Evertse	Harry A. Jackson Jr.

Printed Name	Printed Name

Controller	VP & MD

Title	Title

8/16/00	9/1/00

Date	Date

AMENDMENT TO ADOBE DIRECT CONTRACT –
EXPANSION OF COUNTRIES

1.	Additional countries
Spain, Portugal, Italy, Denmark, Norway, Finland as agreed with local country managers.

2.	Languages supported*
Spanish Italian English
*Sykes note: English is not widely used in Portugal. We recommend that Portugese is included in the language cover.

3.	Products to be offered
All Adobe products including full version, upgrades and plug-ins as currently sold in direct countries.

Currencies
Local currencies will be supported through the end of 2000. Starting 2001 the Euro will replace local currencies with the exception of Denmark and Norway.

Payment Requirement
Sykes will accept credit card payment for all new direct countries.

4.	Support Type
Direct Sales will be supported by phone, fax and direct mail.

5.	Call Volume Analysis

Existing Countries: Call volume per month
	French	[ * ]
	Swiss	[ * ]

New Countries: Call volume per month

	Italy	[ * ]
	Spain	[ * ]
	Portugal	[ * ]

*	Confidential Treatment Requested

6.	Pricing

New Country	Language Cover	Price
Denmark	English	See attachment :	[ * ]
Norway	English	See attachment :	[ * ]
Finland	English	See attachment :	[ * ]
Portugal	English	See attachment :	[ * ]
Italy	Italian		[ * ]
Spain	Spanish		[ * ]

7.	Staffing

English cover:		N/A: Priced per transaction
(Sykes estimate adding 2 English agents to ensure SLAs achieved)

Spanish & Italian:		3 agents will be recruited for the program.

8.	Set up

	Telephony	Charge
	Line set up, per line per country	[ * ]

9.	Finance Charges

As per [ * ]

*	Confidential Treatment Requested

Adobe Outbound Services

version 1.0

ORDER MANAGEMENT	FEE TYPE	CHARGE

Outbound Agent Activity		£
Outbound call minutes as measured by the switch	[ * ]	[ * ]

In-bound Sales - Enquiries:(referencing outbound campaign
code)

Inbound Telephone Enquiry	[ * ]	[ * ]
Inbound Mail Enquiry	[ * ]	[ * ]
Inbound Fax Enquiry	[ * ]	[ * ]
Inbound E-mail Enquiry	[ * ]	[ * ]

In-bound Sales - Orders:(referencing outbound campaign code)

Telephone Order	[ * ]	[ * ]
Fax Order	[ * ]	[ * ]
Mail Order	[ * ]	[ * ]
E-mail Order	[ * ]	[ * ]
Web Orders	[ * ]	[ * ]
Split orders	[ * ]	[ * ]
RMA's	[ * ]	[ * ]

Training

Agent training time	[ * ]	[ * ]
Train the Trainer time	[ * ]	[ * ]

Database Management:

normal management	[ * ]	[ * ]
development	[ * ]	[ * ]
database changes	[ * ]	[ * ]
System Support:
Support & Additional development	[ * ]	[ * ]

Telebilling - Recharges:
Inbound Calls	[ * ]
Outbound Calls Recharge	[ * ]
Faxes Recharge	[ * ]
Phone/Fax line + machine Rental Recharge	[ * ]

* Confidential Treatment Requested

ORDER FULFILLMENT	Fee Type	Charge

Sales Order Fulfillment:
Pick & Pack (per order)	[ * ]	[ * ]
	[ * ]	[ * ]
RMA charges (excluding freight, duty, re-work and destruction where applicable)	[ * ]	[ * ]

Marketing insert per unit	[ * ]	[ * ]

Outbound Mail	[ * ]	[ * ]
Rework	[ * ]	[ * ]

Inventory Management:
Warehousing	[ * ]	[ * ]

Destruction of Stock (security skip)	[ * ]	[ * ]

System Support:
Support & Additional development	[ * ]	[ * ]

Recharges:
Freight	[ * ]	[ * ]
Couriers from Calder House	[ * ]	[ * ]
IBRS - Business Reply	[ * ]	[ * ]

FINANCE SERVICE	FEE TYPE	CHARGE
Finance Management Fee:	[ * ]	[ * ]
specific to any outbound campaign requirements out

Payment Processing	[ * ]	[ * ]

 * Confidential Treatment Requested

Adobe Order Management

 Addendum to Statement of Work
Encompassing Outbound Services

Version1.1

March 2000

NOTE: All procedure charts in this Statement of Work are uncontrolled and are subject to change.

Table of Contents

TABLE OF CONTENTS	2

EXECUTIVE SUMMARY	3

1. ACCOUNT MANAGEMENT

1.1 Account Management Structure & Responsibilities .	3

1.2 Core Operational Team	4

2. OUTBOUND PROJECT CRITERIA	5

2.1 Call Targets.	5

2.2 Call Scripting	6

2.3 Agent Training	6

3. OUTBOUND SALES ORDER PROCESSING	6

3.1 Customer Profiling	6

3.2 Revenue Generation	7

4. REPORTING	7

5. PRICING	7

Executive Summary

This document describes the processes and environment under which Sykes will provide outbound telemarketing services to Adobe for Anti-Piracy campaigns and will also allow for the extension of existing order management services to include regular outbound sales programs. The Statement of Work (SOW) should be seen as a live document and updated as and when necessary.

1.      Account Management

Overall responsibility for the performance and management of the Outbound services lies with the Client Group Manager (CGM). The CGM reports to the Call Centre Director who in turn reports to the Regional Director of Call Centre Services (CCS).

1.1    Account Management Structure & Responsibilities

The Sykes organisational structure consists of a core management team dedicated to Adobe programmes with responsibility for delivering all aspects of a clients business, whether it is implementation of a project or discussing a new service. The Account or Project owner sit in the centre of the circle and call on the skills, knowledge and expertise of specialist functions within the organisation. These specialist functions would be from Telecommunications, MIS, Finance, Legal or Distribution.

1.1.1  Client Group Manager

The CGM is responsible for the Client Group 1 overall performance and profitability.

Key Objectives

  Manage the relationship with Adobe and ensure satisfaction of outbound services delivered by Sykes.
  Manage the relationship with other teams, functions and BU’s within the Sykes organisation.
  Motivate and manage a core group of individuals to meet the KPI’s and business objectives of the outbound campaigns.
  Work with Business Manager to prepare pricing and new initiative for Outbound programmes.

1.1.2  Program Manager

Key Objectives

  Co-ordinate all Outbound communication and feedback.
  Provide project management within the team regarding implementation for extended or new business.
  Provide the interface between Adobe Order Management and all aspects of Sykes’ business.
  Prepare pricing for extension to existing services
  Process management ownership.

1.2    Core Operational Team

The outbound programmes will initially be run from within the existing pool of Direct sales agents until such time as the of outbound calls/number of programme initiatives increases to an extent to allow for a dedicated resource to be applied.

1.2.1  Senior Supervisor

Key Objectives

  Ensure Team Lead and agents are aware of KPI’s.
  Monitor call performance and instigate corrective action to improve performance.
  Propose process improvements.
  Ensure ongoing training requirements are met.
  Carry out recruitment selection of agents with Team Lead assistance.
  Ensure processes are understood and adhered to.

1.2.2  Team Lead

Key Objectives

  Work with Senior Supervisor, program Manager and Agents to ensure individual performance to provide the highest service quality
  Communicate policies and processes to agents.
  Manage team call monitoring process.
  Assist in team recruitment selection.

1.2.3  Agent

Key Objectives

  To provide a professional and efficient outbound service function on behalf of Adobe.
  Handling of transactions for the outbound campaigns to the required KPI’s.
  Ensuring customers are aware of appropriate services and programs on offer.

2.      Outbound Project Criteria

The following sub-heading give details of the call centre criteria required for outbound campaigns – any campaigns requiring specific process changes will result in an amendment to this SOW. All customer contact is logged in Siebel and a full customer history maintained.

2.1    Call Targets

Adobe will provide Sykes with all call target listings. Sykes understands that these will be generated either from a local Adobe office or from the central database managed by Sykes within Calder House, Edinburgh.

Call target files should be submitted to Sykes in agreed format for each project to allow use of any predictive dialing tools which may become necessary.

The call target files should have as a minimum the following information:

  name
  title
  address
  phone number
  Adobe CSN (where applicable)

It is understood that as the outbound services develop that further criteria can be added.

2.2    Call Scripting

Adobe will provide Sykes with approved, and where necessary localised, call scripts for the outbound campaigns. Sykes understands that specific scripts will be developed for individual campaigns and that call testing may be required to determine the call lengths and suitability.

2.3    Agent Training

Structured training will be a requirement for all outbound campaigns. The training shall encompass:

  Call script training
  Campaign training

This training should be delivered by the appropriate Adobe resource sponsoring the campaign.

Sykes will provide all call centre, systems, process and telemarketing training necessary for outbound projects.

All training programmes will be scheduled with the Sykes Senior Supervisor.

3.      Outbound Sales Order Processing

Sykes understands that for outbound campaigns there will be 2 main goals:

1)	[ * ]
2)	[ * ]

3.    Customer Profiling

All profiling information gathered during an outbound call will be entered into the Seibel database as managed by Sykes. This will encompass:

1.     updating an existing customer record with new data received

2.     generating new customer records for customers not already present in the database

        *     Confidential Treatment Requested

3.2    Revenue Generation

A key element of all [   *   ] will be revenue generation through [   *   ].

  All sales will be processed as per the existing Sales Order Process detailed within the Order Management SOW. Existing KPI agreements will be adhered to unless otherwise agreed with Adobe.
  All product fulfillments resulting from the sale function will be fulfilled from [   *   ] through the normal Direct Sales Order Fulfillment process as detailed in the Order Management SOW. Existing Fulfillment KPI agreements will be adhered to unless otherwise agreed with Adobe.

All sales resulting from [   *   ] will be tagged, tracked and reported via [   *   ] assigned to each project.

4.      Reporting

Sykes will be able to provide Adobe with the following reporting metrics:

  [   *   ] including [   *   ]
  [   *   ]
  [   *   ]
  [   *   ]
  [   *   ]

5.      Pricing

Pricing for out-bound services is detailed in the Pricing schedules attached to this statement of work.

Sykes agree that the pricing for outbound will be reviewed after [   *   ].

* Confidential Treatment Requested